Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of China Solar & Clean Energy Solutions, Inc. and its subsidiaries (the “Company”) on Form 10-K for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Deli Du, Chief Executive Officer of the Company and Jing Chen , Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge:

(1)  The Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2009

/s/ Deli Du                                               .
By: Deli Du,
Chief Executive Officer and President
(principal executive officer)

/s/   Jing Chen                                             .
By: Jing Chen
Chief Financial Officer (principal
financial officer and accounting officer)